ASSIGNMENT AGREEMENT


THIS ASSIGNMENT AGREEMENT is made effective the 25th day of February, 1999


BETWEEN:

                           ABDE HOLDINGS LTD., a company duly incorporated pursuant to the laws of the Province of British Columbia and having its registered office located at #1107 - 11871 Horseshoe Way Richmond, British Columbia V7A 5H5

                           (the "Assignor")
AND:

                           579782 B.C. LTD., a company duly incorporated pursuant to the laws of the Province of British Columbia and having its registered office located at #201 - 1190 Hornby Street, Vancouver, British Columbia V6Z 2K5

                           (the "Assignee")

WHEREAS:

A.       The Assignee is a wholly owned subsidiary of the Assignor;

B. Pursuant to the terms of an IVR Platform Service Agreement between Telus Communications Inc. ("Telus") and Revere Communications Inc. ("Revere") dated June 16, 1998 (the "IVR Agreement") Revere agreed to provide certain services to Telus;

C. Pursuant to the terms of an Assignment and Amending Agreement made January 12, 1999 between Revere, the Assignor and Telus Revere assigned all of its right, title and interest in and to the IVR Agreement to the Assignor; and

D. The Assignor now wishes to assign to the Assignee, all of its right, title and interest in and to the IVR Agreement, and the Assignee is willing to accept the assignment on and subject to there terms and conditions hereof.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the sum of $1.00 now paid by the Assignee to the Assignor, the receipt and sufficiency whereof is hereby acknowledged by the Assignor, the parties hereto agree as follows:

1. The Assignor does hereby assign to the Assignee all of its right, title and interest in and to the IVR Agreement and all benefits to be derived therefrom subject to the covenants, provisions and conditions on the part of the Assignor therein contained.

2. The Assignee agrees to perform the obligations of the Assignor in accordance with the terms of the IVR Agreement and be bound to Telus in accordance with the terms and conditions of the IVR Agreement.

3. The Assignor represents and warrants to the Assignee that:

(a) the Assignor is entitled to assign the IVR Agreement and has obtained all necessary consents to such assignment;

(b) the Assignee may enjoy the rights and benefits derived under the IVR Agreement without interruption by the Assignor or any party claiming through the Assignor;

(c)             there  are  no  contra   accounts,   set-offs  or  counterclaims
                whatsoever against the Assignor with respect to the assignment contemplated hereby;

(d) the Assignor is not in receipt of any deposits or prepayments of any sums payable under the IVR Agreement; and

(e)             the  Assignor  has  not   previously   assigned,   postponed  or
                encumbered in any manner its right, title and interest in and to the IVR Agreement or any portion thereof.

      4. The IVR Agreement and all covenants, provisios, powers and matters and things whatsoever therein contained shall continue to be in full force and effect except only as amended herein.

      5. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

      6. This Agreement shall be governed by the laws of the Province of Alberta.

      7. The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Agreement and the transactions contemplated herein or have knowingly and willingly elected not to do so. The parties hereto further acknowledge that this Agreement has been prepared by Century Capital Management Ltd. as a convenience to the parties only, and that Century Capital Management Ltd. has not provided any of the parties hereto with any professional advice with respect to this Agreement.

      IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.


                                                          ABDE HOLDINGS LTD.


                                                         By:
                                                            Authorized Signatory


                                                              579782 B.C. LTD.


                                                         By:
                                                            Authorized Signatory



      THE HEREIN ASSIGNMENT IS CONSENTED TO
      pursuant to section 14.1 of the IVR Agreement
      this         day of February, 1999

      TELUS COMMUNICATIONS INC.


      By:
      Authorized Signatory